                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 5, 2005
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                            WEBFINANCIAL CORPORATION
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               (Exact name of registrant as specified in charter)

  DELAWARE                           0-631                     56-2043000
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(State or other jurisdiction       (Commission                (IRS Employer
of incorporation)                  File Number)              Identification No.)

            590 Madison Avenue, 32nd Floor, New York, NY    10022
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            (Address of Principal Executive Offices)    (Zip Code)

        Registrant's telephone number, including area code (212) 758-3232
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;  CHANGE IN FISCAL
            YEAR.

     On April 5, 2005, the Issuer filed with the Secretary of State of the State of Delaware a Certificate of Amendment of the  Certificate of  Incorporation  of
WebFinancial  Corporation (the "Charter Amendment") effecting a reverse split of its shares of common stock at a ratio of 1-for-4,  and a reduction in its number of  authorized  shares of common stock and  preferred  stock from  50,000,000 to
5,000,000  authorized  shares of common  stock and from  10,000,000  to  500,000 authorized  shares of preferred  stock.  The stockholders of the Issuer approved the reverse split and  reduction in authorized  capital stock at the 2004 annual meeting of  stockholders  held on December  15, 2004.  Since April 6, 2005,  the
Issuer's common stock has traded on the Nasdaq SmallCap Market on a post-reverse split basis under the symbol  "WEFND",  and will revert to trading on the Nasdaq
SmallCap Market under its regular symbol "WEFN" on May 4, 2005.

     Fractional  shares of stock  will not be issued as a result of the  reverse split.  Stockholders  who would otherwise  receive a fractional  share of common
stock  will  be  entitled  to  receive  cash  in  lieu  of  fractional   shares.
Stockholders  will  receive   instructions  by  mail  regarding  the  method  of
exchanging the old stock certificates for new stock certificates. Wachovia Bank,
N.A. is the Issuer's  transfer  agent and will act as the exchange agent for the purpose of  implementing  the exchange of stock  certificates in connection with the reverse split.

     A copy of the  Charter  Amendment  is  attached  as an  exhibit  hereto and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)    Financial Statements of Businesses Acquired.

            Not Applicable

     (b)    Pro Forma Financial Information.

            Not Applicable

     (c)    Exhibits.

            3.1     Certificate of Amendment of the Certificate of Incorporation
                    of WebFinancial Corporation, dated April 5, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    WEBFINANCIAL CORPORATION
                                        (Registrant)

Date:  April 7, 2005
                                    By: /s/ Glen M. Kassan
                                        --------------------------------------
                                    Name:  Glen M. Kassan
                                    Title: Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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3.1             Certificate of Amendment of the Certificate of  Incorporation of
                WebFinancial Corporation, dated April 5, 2005.